UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2017

U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16941 Keegan Avenue, Carson, CA 90746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (310) 735-0085

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 26, 2017, AutoMD, Inc. (“AutoMD”), a majority owned subsidiary of U.S. Auto Parts Network, Inc. (the “Company”), entered into a redemption agreement (the “Federal Mogul Redemption Agreement”) with Muzzy-Lyon Auto Parts, Inc. (“Muzzy-Lyon”) and Federal-Mogul Motorparts Corporation (“Federal-Mogul”). Upon execution of the Federal Mogul Redemption Agreement, AutoMD redeemed an aggregate of 3,000,000 shares of its common stock from Muzzy-Lyon for an aggregate purchase price of $775,000. The Federal Mogul Redemption Agreement contains a release of claims by Muzzy-Lyon and Federal-Mogul and terminates all of the parties’ obligations to each other under prior agreements entered into between Muzzy-Lyon and/or Fed-Mogul, on the one hand, and AutoMD and/or the Company, on the other hand, with respect to Muzzy Lyon’s investment in AutoMD, and as among the parties, terminated such prior agreements (the “AutoMD Financing Documents”).
On January 26, 2017, AutoMD also entered into a redemption agreement (the “Manheim Redemption Agreement” and together with the Federal Mogul Redemption Agreement, the “Redemption Agreements”) with Manheim Investments, Inc. (“Manheim”). Upon execution of the Manheim Redemption Agreement, AutoMD redeemed an aggregate of 2,000,000 shares of its common stock (the “Redemption”) from Manheim for an aggregate purchase price of $516,667. The Manheim Redemption Agreement contains a release of claims by Manheim and terminates all of the parties’ obligations to each other under prior agreements entered into between Manheim, on the one hand, and AutoMD and/or the Company, on the other hand, with respect to Manheim’s investment in AutoMD, and as among the parties, terminated such prior agreements.
In connection with the Redemption Agreements, AutoMD entered into a release agreement with the Company and the other AutoMD stockholders which terminates Muzzy-Lyon’s rights and obligations under the AutoMD Financing Documents, and provides a general release for the benefit of Muzzy-Lyon, Federal-Mogul and their affiliated entities.
The foregoing description of the terms of the Redemption Agreements and the Release Agreement are qualified in their entirety by reference to the Redemption Agreements and the Release Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively.
Item 2.05. Costs Associated with Exit or Disposal Activities.
As a result of the stock redemptions described in Item 1.01 above, AutoMD has decided to implement certain cost control measures, including a decision to no longer utilize the core software of its business (the “AutoMD Software”), effective immediately. The Company estimates that AutoMD will incur approximately $0.6 million in charges related to severance and other contractual obligations that could impact cash during the first quarter of fiscal 2017.
AutoMD intends to continue to operate its media business, and accordingly, the Company anticipates continued revenue associated with the media business.  The Company also anticipates AutoMD will produce positive net income during the second quarter of fiscal 2017.
Item 2.06. Material Impairments.

In addition, in connection with the Company’s year-end preparation and review of the AutoMD financial statements, on January 27, 2017 the Company made a determination that a triggering event occurred and it expects to record a non-cash impairment totaling an estimated $1.2 million related to the impairment of AutoMD Software. The impairment charge will be reflected in the Company’s financial statements for the fourth quarter ended December 31, 2016.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Redemption Agreement, dated January 26, 2017 by and among AutoMD, Inc., Federal-Mogul Motorparts Corporation, and Muzzy-Lyon Auto Parts, Inc.

10.2	Redemption Agreement, dated January 26, 2017 by and among AutoMD, Inc. and Manheim Investments, Inc.

10.3
Release Agreement, dated January 26, 2017 by and among AutoMD, Inc., U.S. Auto Parts Network, Inc., Muzzy-Lyon Auto Parts, Inc., Federal-Mogul Motorparts Corporation, Manheim Investments, Inc., Oak Investment Partners XI, L.P. and the Sol Khazani Living Trust

Forward Looking Statements
This Current Report on Form 8-K contains statements which are based on management’s current expectations, estimates and projections about AutoMD’s business and its industry, as well as certain assumptions made by the Company. These statements are forward looking statements for the purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended and Section 27A of the Securities Act of 1933, as amended. Words such as “anticipates,” “could,” “expects,” “intends,” “plans,” “potential,” “believes,” “predicts,” “projects,” “seeks,” “estimates,” “may,” “will,” “would,” “will likely continue” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, the Company’s expectations regarding AutoMD’s future operating results and financial condition, the expenses incurred in connection with the matters described in this report and the impact of such expenses on the Company and its prospects, and the amount and impact of the charges for the impairment referenced in this report. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, the Company’s actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.
Important factors that may cause such a difference include, but are not limited to, the developments referenced in this report or relating thereto, negative reactions from the Company’s creditors, stockholders, vendors or customers relating to the matters referenced in this report, and any other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Risk Factors contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.usautoparts.net and the SEC’s website at www.sec.gov.  You are urged to consider these factors carefully in evaluating the forward-looking statements in this release and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2017	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ SHANE EVANGELIST
	Name:	Shane Evangelist
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Redemption Agreement, dated January 26, 2017 by and among AutoMD, Inc., Federal-Mogul Motorparts Corporation, and Muzzy-Lyon Auto Parts, Inc.

10.2	Redemption Agreement, dated January 26, 2017 by and among AutoMD, Inc. and Manheim Investments, Inc.

10.3
Release Agreement, dated January 26, 2017 by and among AutoMD, Inc., U.S. Auto Parts Network, Inc., Muzzy-Lyon Auto Parts, Inc., Federal-Mogul Motorparts Corporation, Manheim Investments, Inc., Oak Investment Partners XI, L.P. and the Sol Khazani Living Trust